Exhibit 99.6

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS DATED OCTOBER 23, 2023 (THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM BROADRIDGE CORPORATE ISSUER SOLUTIONS, LLC, THE SUBSCRIPTION AGENT, BY CALLING (888) 789-8409.

LAZYDAYS HOLDINGS, INC.

SHARES OF COMMON STOCK
ISSUABLE UPON EXERCISE OF SUBSCRIPTION RIGHTS

NOMINEE HOLDER CERTIFICATION

The undersigned, a bank, broker, trustee, depository or other nominee holder of subscription rights (the “Subscription Rights”) to purchase shares of common stock, par value $0.0001 per share (“Common Stock”), of Lazydays Holdings, Inc., a Delaware corporation (the “Company”), pursuant to the rights offering described in Company’s prospectus dated October 23, 2023 (the “Prospectus”), hereby certifies to the Company and Broadridge Corporate Issuer Solutions, LLC, the subscription agent for the rights offering, that (1) the undersigned has exercised on behalf of the beneficial owners thereof (which may include the undersigned), the number of Subscription Rights specified below pursuant to the Basic Subscription Right (as defined in the Prospectus), and on behalf of beneficial owners of Subscription Rights who have subscribed for the purchase of additional shares of Common Stock pursuant to the over-subscription right (as defined in the Prospectus), listing separately below each such exercised basic subscription right and the corresponding over-subscription right (without identifying any such beneficial owner), and (2) each such beneficial owner’s basic subscription right has been exercised in full:

NUMBER OF SHARES OWNED ON RECORD DATE	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO BASIC SUBSCRIPTION RIGHT	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO OVER- SUBSCRIPTION RIGHT
1.
2.
3.
4.
5.

Name of Bank, Broker, Trustee, Depository or Other Nominee:

By:
Authorized Signature

Name:
(Please print or type)

Title:
(Please print or type)

Provide the following information if applicable:

Depository Trust Company (“DTC”) Participant Number Participant:

By:
Authorized Signature

Name:
(Please print or type)

Title:
(Please print or type)

DTC Subscription Confirmation Number(s)